December 22, 2000

                     DREYFUS PREMIER EMERGING MARKETS FUND

                           SUPPLEMENT TO PROSPECTUS

               DATED FEBRUARY 1, 2000 AS REVISED APRIL 14, 2000

   THIS   INFORMATION   SUPERSEDES  ANY  CONTRARY  INFORMATION  IN  THE  FUND' S
PROSPECTUS.

   Effective January 1, 2001, D. Kirk Henry became the fund's primary portfolio manager. Mr. Henry has been employed as a portfolio manager by The Dreyfus Corporation since May 1996. He also is senior vice president and international equity portfolio manager of The Boston Company Asset Management, an affiliate of Dreyfus, a position he has held since May 1994.

   Mr. Henry employs a value-oriented, research-driven approach. In pursuing this approach, he identifies potential investments through extensive quantitative and fundamental research. With Mr. Henry as portfolio manager, the fund will focus on individual stock selection rather than economic and industry trends, emphasizing three key factors:

             (pound)   VALUE, or how a stock is valued relative to its intrinsic
worth based on traditional value measures

             (pound)   BUSINESS  HEALTH, or overall efficiency and profitability
as measured by return on assets and return on equity

             (pound)   BUSINESS MOMENTUM, or the presence of a catalyst (such as
corporate restructuring, change in management or spin-off) that potentially will trigger a price increase near term or midterm

   Value companies are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). For international investing, "value" is determined relative to a company' s home market and/or to its industry. Because a stock can remain undervalued for years, value investors often look for
factors    that    could    trigger    a    rise    in    price.

   The fund typically will sell a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls
short    of    the    portfolio    manager'   s    expectations.

   Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

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